EXHIBIT 21
FRANKLIN RESOURCES, INC.
LIST OF SUBSIDIARIES*
(as of September 30, 2025)

Name**	State or Jurisdiction of Incorporation or Organization
AdvisorEngine Inc.	Delaware
AdvisorEngine Portfolio Solutions Inc.	Delaware
Benefit Street Partners, LLC	Delaware
Benji Staking, LLC	Delaware
BSP Agency, LLC	Delaware
BSP CLO Management LLC	Delaware
Clarion Partners (Deutschland) Europe GmbH	Germany
Clarion Partners EMEA Limited	United Kingdom
Clarion Partners Europe Limited	Jersey
Clarion Partners Europe (UK) Limited	United Kingdom
Clarion Partners Holdings LLC	Delaware
Clarion Partners, LLC	New York
Clarion Partners Securities, LLC	Delaware
Clarion REIM South America Holdings, LLC	Delaware
Clarion REIM South America Invsetimentos Imobiliarios Ltda	Brazil
ClearBridge Investments Limited	Australia
ClearBridge Investments (North America) Pty Limited	Australia
CP Industrial Management, LLC	Delaware
CP Intermediate Holdco, Inc.	Delaware
FCIP GP Inc.	Canada
FCIP SLP, LP	Canada
Fiduciary International Holding, Inc.	New York
Fiduciary Trust Company International	New York
Fiduciary Trust Company International of Pennsylvania	Pennsylvania
Fiduciary Trust Company of Canada	Canada
Fiduciary Trust International, LLC	Delaware
Fiduciary Trust International of California	California
Fiduciary Trust International of Delaware	Delaware
Fiduciary Trust International of the South	Florida
Franklin Advisers GP, LLC	Delaware
Franklin Advisers, Inc.	California
Franklin Advisory Services, LLC	Delaware
Franklin BSP Capital Adviser L.L.C	Delaware
Franklin BSP Lending Adviser, L.L.C.	Delaware
Franklin BSP Private Markets Fund GP S.à r.l.	Luxembourg
Franklin Digital Lending GP, LLC	Delaware
Franklin Distributors, LLC	Delaware
Franklin Holdings, LLC	Delaware
Franklin Lexington Private Markets Fund GP S.à r.l.	Luxembourg
Franklin Managed Options Strategies, LLC	Delaware

Name**	State or Jurisdiction of Incorporation or Organization
Franklin Mutual Advisers, LLC	Delaware
Franklin SystematiQ Advisers, LLC	Delaware
Franklin Templeton Alternative Investments (India) Private Limited	India
Franklin Templeton Asset Management (IFSC) Private Limited	India
Franklin Templeton Asset Management (India) Private Limited	India
Franklin Templeton Asset Management (Malaysia) Sdn. Bhd.	Malaysia
Franklin Templeton Asset Management Mexico, S.A. de C.V., Sociedad Operadora de Fondos de Inversion	Mexico
Franklin Templeton Asset Management FE LLC	Uzbekistan
Franklin Templeton Austria GmbH	Austria
Franklin Templeton (Australia) Holdings Pty Ltd	Australia
Franklin Templeton Australia Limited	Australia
Franklin Templeton Blockchain Fund II GP, LLC	Cayman Islands
Franklin Templeton Blockchain GP, LLC	Delaware
Franklin Templeton Capital Holdings Private Limited	Singapore
Franklin Templeton Chile SpA. V.	Chile
Franklin Templeton Companies, LLC	Delaware
Franklin Templeton Financial Company	Kingdom of Saudi Arabia
Franklin Templeton Fund Adviser, LLC	Delaware
Franklin Templeton Fund Management Limited	United Kingdom
Franklin Templeton Global Investors Limited	United Kingdom
Franklin Templeton GSC Asset Management Sdn. Bhd.	Malaysia
Franklin Templeton Holding (Cayman) Ltd.	Cayman Islands
Franklin Templeton Holding Limited	Mauritius
Franklin Templeton International Services (India) Private Limited	India
Franklin Templeton International Services S.à r.l.	Luxembourg
Franklin Templeton Investímentos (Brasil) Ltda.	Brazil
Franklin Templeton Investment Advisors Korea Co., Ltd.	South Korea
Franklin Templeton Investment Management Limited	United Kingdom
Franklin Templeton Investment Services Mexico S. de R.L.	Mexico
Franklin Templeton Investments (Asia) Limited	Hong Kong
Franklin Templeton Investments Corp.	Canada
Franklin Templeton Investments (ME) Limited	U.A.E.
Franklin Templeton Investments Poland sp. z o.o.	Poland
Franklin Templeton Investments South Africa (Pty) Ltd	South Africa
Franklin Templeton Investor Services, LLC	Delaware
Franklin Templeton Luxembourg S.A.	Luxembourg
Franklin Templeton Magyarorszag Kft.	Hungary
Franklin Templeton Overseas Investment Fund Management (Shanghai) Co., Limited	China
Franklin Templeton Private Fund Management (Shanghai) Co., Limited	China
Franklin Templeton Private Portfolio Group, LLC	Delaware
Franklin Templeton Services, LLC	Delaware
Franklin Templeton Services (India) Private Limited	India
Franklin Templeton Servicios de Consultoría México, S. de R.L. de C.V.	Mexico
Franklin Templeton Slovakia, s.r.o.	Slovakia

Name**	State or Jurisdiction of Incorporation or Organization
Franklin Templeton Social Infrastructure GP, S.à r.l.	Luxembourg
Franklin Templeton Strategic Investments Ltd.	Cayman Islands
Franklin Templeton Switzerland Ltd.	Switzerland
Franklin Templeton Trustee Services Private Limited	India
Franklin Templeton Turkey Advisory Services A.S.	Turkey
Franklin Templeton UK Property Limited	United Kingdom
Franklin Templeton Uruguay S.A.	Uruguay
Franklin Templeton Value Add Social Infrastructure GP, S.à r.l	Luxembourg
Franklin Venture Partners, LLC	Delaware
Franklin Venture Partners (Talos Cayman GP), LLC	Delaware
FT Alternatives Partners GP LLC	Delaware
FT Alternatives Partners L.P.	Delaware
FT FinTech Holdings, LLC	Delaware
FTC Investor Services Inc.	Canada
FTCI (Cayman) Ltd.	Cayman Islands
Goldberry Wealth GmbH	Germany
Legg Mason Australia Holdings Pty Limited	Australia
Legg Mason & Co., LLC	Maryland
Legg Mason, Inc.	Maryland
Legg Mason Royce Holdings, LLC	Delaware
Lexington Partners L.P.	Delaware
LM (BVI) Limited	British Virgin Islands
LM Holdings 2 Limited	United Kingdom
LM International Holding LP	Cayman Islands
O’Shaughnessy Asset Management, L.L.C.	Delaware
Putnam Advisory Holdings II, LLC	Delaware
Putnam Advisory Holdings, LLC	Delaware
Putnam Capital, L.L.C.	Delaware
Putnam Fiduciary Trust Company, LLC	New Hampshire
Putnam International Distributors, Ltd.	Cayman Islands
Putnam Investment Holdings, LLC	Delaware
Putnam Investment Management, LLC	Delaware
Putnam Investments Australia Pty Limited	Australia
Putnam Investments Canada ULC	Canada
Putnam Investments Limited	United Kingdom
Putnam Investor Services, Inc.	Massachusetts
Putnam U.S. Holdings I, LLC	Delaware
Random Forest Capital, LLC	California
Royce & Associates GP, LLC	Delaware
Royce & Associates, LP	Delaware
Royce Fund Services, LLC	New York
Savings Investments, LLC	Delaware
Templeton Asset Management Ltd.	Singapore
Templeton Asset Management (Poland) TFI S.A.	Poland

Name**	State or Jurisdiction of Incorporation or Organization
Templeton do Brasil Ltda.	Brazil
Templeton Global Advisors Limited	The Bahamas
Templeton Global Holdings Ltd.	The Bahamas
Templeton Hana Asset Management Co., Ltd.	South Korea
Templeton International, Inc.	Delaware
Templeton Investment Counsel, LLC	Delaware
Templeton Restructured Investments, L.L.C.	Delaware
Templeton Turkey Fund GP Ltd.	Cayman Islands
Templeton Turkey Fund GP S.à r.l.	Luxembourg
Templeton Worldwide, Inc.	Delaware
The Putnam Advisory Company, LLC	Delaware
Western Asset Management (Brazil) Holdings Limitada	Brazil
Western Asset Management (Cayman) Holdings Limited	Cayman Islands
Western Asset Management Company Limitada	Brazil
Western Asset Management Company Limited	United Kingdom
Western Asset Management Company, LLC	California
Western Asset Management Company Pte. Ltd.	Singapore
Western Asset Management Company Pty Ltd	Australia
37 Capital Bluescale General Partner, LLC	Delaware
37 Capital General Partner, LLC	Delaware
37 Capital Private Mortgage II General Partner, LLC	Delaware
37 Capital Structured Credit General Partner, LLC	Delaware
________________
*    Certain subsidiaries have been omitted because, when considered in the aggregate, they do not constitute a significant subsidiary.

**    Our subsidiaries currently do business principally under their respective corporate names except as follows:
•some of our subsidiaries may use the names Franklin Templeton, Franklin Templeton International and Templeton Worldwide;
•Fiduciary Trust Company of Canada may use the names Fiduciary Trust Canada and Franklin Templeton Multi-Asset Solutions in various Canadian jurisdictions;
•Franklin Templeton Investments Corp. may use the names Franklin Templeton Canada, Franklin Templeton Investments Canada, Franklin Bissett Investment Management, Franklin Templeton Investments and Franklin Templeton Institutional in various Canadian jurisdictions;
•Legg Mason, Inc. may use the name Legg Mason Global Asset Management; and
•Royce & Associates, LP may use the name Royce Investment Partners.